UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): 1/17/2023

 iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)
001-36414		77-0259335
(Commission File Number)		(I.R.S. Employer Identification No.)
8 Crosby Drive
Bedford, MA 01730
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IRBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On January 17, 2023, iRobot Corporation (the “Company”) entered into a Fourth Amendment (the “Fourth Amendment”) to the Amended and Restated Credit Agreement (the “Credit Agreement”) with Bank of America N.A. (the “Lender”) and a Fourth Amendment to the Amended and Restated Reimbursement Agreement (the “Fourth Amendment to the Reimbursement Agreement”) with the Lender. The Fourth Amendment increases the interest rate of (1) Term SOFR Loans to 4.50%, (2) Base Rate Loans to 3.50%, and (3) unused Commitments to 3.50%. In addition, the Fourth Amendment established a borrowing base for the revolving facility equal to the total of 80% of eligible receivables, 50% of eligible inventory, and upon the satisfaction of certain conditions, up to 30% of eligible in-transit inventory, all subject to any applicable reserves. Additionally, the Fourth Amendment replaces the requirement that the borrowing under the Credit Agreement be under $75,000,000 (1) on December 30, 2022 and (2) for ten consecutive days during the first quarter in 2023, and replaces it with a requirement that the borrowing under the Credit Agreement be under $25,000,000 (1) on December 29, 2023 and (2) for thirty consecutive days between January 17, 2023 and September 17, 2024. The Fourth Amendment also extends the maturity date of the Credit Agreement from June 30, 2023 to September 17, 2024. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Credit Agreement.

The foregoing description of the Fourth Amendment and Fourth Amendment to the Reimbursement Agreement is not complete and is qualified in its entirety by reference to the Fourth Amendment and Fourth Amendment to the Reimbursement Agreement, which are filed hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

10.1*	Fourth Amendment to Amended and Restated Credit Agreement by and between Bank of America, N.A. and iRobot Corporation, dated January 17, 2023.
10.2*	Fourth Amendment to Amended and Restated Reimbursement Agreement by and between Bank of America, N.A. and iRobot Corporation, dated January 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2023	iRobot Corporation

By: /s/ Glen D. Weinstein
Name: Glen D. Weinstein
Title: Chief Legal Officer and Secretary